 SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   September 16, 2009

MEGA MEDIA GROUP, INC.
 (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Nevada	000-28881	88-0403762
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

1122 Coney Island Avenue
Brooklyn, NY 11235
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(718) 947-1100
 (ISSUER TELEPHONE NUMBER)

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report.

On September 16, 2009 Kempisty & Company Certified Public Accountants, P.C. (“Kempisty & Company”), independent registered public accounting firm of Mega Media, a Nevada corporation (the “Company”), informed the Company and the management, the Audit Committee, and the Board of Directors of the Company concluded, that the Company’s previously issued financials statements as of and for six and three months ended July 31, 2008, as included in the Current Report on Form 10-Q filed with the Security Exchange Commission (the “Commission”) on September 19, 2008 (the “September 19, 2008 Form 10-Q”), should not be relied upon.

The following are explanations of the restatement adjustments and presentation of the affected accounts in the consolidated balance sheet and statement of operations as previously reported and restated.

The Company restated its previously reported revenue, operating expenses and selling, general and administrative expenses due to the additional information regarding VSE Magazine, Inc, (Company’s wholly-owned subsidiary) and a contract with the ESJA Enterprises, Inc. The Company also restated its previously reported interest expense as a result of the incorrect calculations of beneficial conversion feature interest expense on notes issued for the six and three months ended July 31, 2008.

The consolidated financial statements have been restated to include items identified in the above. The following financial statement line items were impacted.

Consolidated Balance Sheet
	As previously	Restated
	reported six months	six months
	ended July 31, 2008	ended July 31, 2008

Current Assets
Cash	$7,705	$12,273
Prepaid expenses	30,231	39,920

Stockholders’ Deficit
Common stock	$86,912	$87,012
Additional paid-in capital	8,664,276	8,584,781
Accumulated deficit	(12,560,950)	(12,467,301)

Consolidated Statement of Operations

	As previously	Restated	As previously	Restated
	reported six months	six months	reported three months	three months
	ended July 31, 2008	ended July 31, 2008	ended July 31, 2008	ended July 31, 2008

Advertising revenue	$606,547	$566,921	$329,671	$369,297
Total Revenues	613,079	652,705	367,865	407,491
Operating expenses	1,481, 246	1,541,013	710,614	770,380
Selling general and
administrative expenses	1,322, 577	1,322, 689	713, 207	723, 320
Net loss from operations	(2,471, 782)	(2,326,510)	(1,200, 897)	(1,137, 299)
Beneficial conversion expenses	743,531	619,628	93,211	93,986
Net loss	(3,255, 481)	(3, 161, 832)	(1, 334, 276)	(1, 365, 304)

The Company will be amending its Quarter Report on Form 10-Q for period ended July 31, 2008 with the Securities and Exchange Commission to include restated financial statements correcting this error. The financial statements for the period ended July 31, 2008 should no longer be relied upon.

Item 9.01 Financial Statement and Exhibits.

(c)  Exhibits.

16.1           Letter from independent auditor, Kempisty & Company, dated September 23, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

MEGA MEDIA GROUP, INC.

Date: September 29, 2009	By:	/s/ Alex Shvarts
Alex Shvarts Chief Executive Officer and Director